Exhibit 99.1

Clubhouse Media Group Names New Chief Financial Officer Dmitry Kaplun

LOS ANGELES, October 14, 2021 /PRNewswire/ -- Clubhouse Media Group, Inc. (OTCMKTS: CMGR) (“Clubhouse Media”), an influencer-based social media firm and digital talent management agency, today announced Dmitry Kaplun has joined Clubhouse Media as its new Chief Financial Officer, to lead the company’s financial strategy, growth initiatives, and capital raising and to explore a possible NASDAQ uplisting in 2022.

“Dmitry Kaplun brings financial and industry leadership,” said Amir Ben-Yohanan, CEO of Clubhouse Media. “He has decades of experience in the entertainment and technology industries and his extensive expertise in finance, operations, and strategy make him the ideal choice to position Clubhouse Media for continued growth and profitability.”

Mr. Kaplun joins Clubhouse Media from NBCUniversal Telemundo Enterprises Where, as Vice President of Studios Finance, he led the finance function of domestic and international production of television content. He has extensive experience in capital markets, corporate finance, production finance, internal and external reporting, and mergers & acquisitions. Mr. Kaplun’s professional experience also includes working as a consultant at Entertainment Partners, serving as a Senior Vice President, Finance & Business Operations for 20th Century Fox/Fox International Productions, and as a Finance Manager at NBC Universal International.

“I’m thrilled to be joining Clubhouse Media at such an exciting time and I look forward to working with the executive team to drive growth and build value for our influencers, brands, partners and investors,” said Mr. Kaplun.

Clubhouse Media also announced that Christian Young and Simon Yu will transition from their executive roles into consulting roles.

“I want to thank Chris and Simon for helping to found the company with Amir and me and for their contributions in developing the business concept and taking it public,” said Harris Tulchin, Board Member and Chief Business Affairs and Legal Counsel. “I look forward to continuing to work with each of them in their consulting roles, as they continue their support of the strategy of the company moving forward.”

About Clubhouse Media

Clubhouse Media represents the future of influencer media and marketing, with a global network of professionally run content houses, each with its brand, influencer cohort, and production capabilities. Collectively, Clubhouse Media reaches more than 400 million followers. Clubhouse Media offers management, production, and deal-making services to its handpicked influencers, a management division for individual influencer clients, and an investment arm for joint ventures and acquisitions for companies in the social media influencer space.

Follow Clubhouse Media on Twitter: https://twitter.com/ClubhouseCMGR

FORWARD-LOOKING STATEMENTS: This release contains “forward-looking statements”. Forward-looking statements also may be included in other publicly available documents issued by Clubhouse Media and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance.

Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause Clubhouse Media’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for Clubhouse Media’s products and services, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. Any forward-looking information provided in this release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this press release.

Contact:

Clubhouse Media Group

media@clubhousemediagroup.com